EXHIBIT 99.1

ANNEX A
THE MORTGAGE POOL

The following information sets forth in tabular format certain information, as of the Cut-off Date, about the Mortgage Loans included in the Mortgage Pool in respect of Loan Group 1, Loan Group 2 and the Mortgage Pool as a whole.  Other than with respect to rates of interest, percentages are approximate and are stated by that portion of the Cut-off Date Pool Principal Balance representing Loan Group 1, Loan Group 2 or the Mortgage Pool as a whole.  The sum of the columns below may not equal the total indicated due to rounding.  In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.  Loan-to-Value Ratios indicated below are Original Loan-to-Value Ratios for the first lien Mortgage Loans and Combined Loan-to-Value Ratios for the second lien Mortgage Loans.

GROUP 1 MORTGAGE LOANS

Mortgage Loan Programs for the Group 1 Mortgage Loans in the Mortgage Pool

Mortgage Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
2/28 LIB6M	356	$62,202,240	26.81%	$174,725	8.438%	357.32	590	82.2%
2/28 LIB6M - IO - 60	66	14,832,319	6.39	224,732	7.518	356.93	631	82.5
2/28 LIB6M 40/30 Balloon	171	41,947,126	18.08	245,305	8.097	356.53	591	82.7
2/28 LIB6M 45/30 Balloon	1	150,420	0.06	150,420	6.990	358.00	642	70.0
2/28 LIB6M 50/30 Balloon	69	16,388,307	7.06	237,512	8.122	357.13	601	77.4
3/27 LIB6M	42	7,510,893	3.24	178,831	7.836	356.97	587	77.3
3/37 LIB6M	1	329,418	0.14	329,418	7.750	475.00	548	75.0
3/27 LIB6M - IO - 60	21	5,720,970	2.47	272,427	7.359	356.40	647	83.1
3/27 LIB6M 40/30 Balloon	25	5,887,595	2.54	235,504	7.998	356.72	577	78.5
3/27 LIB6M 45/30 Balloon	1	224,931	0.10	224,931	6.550	359.00	591	60.0
3/27 LIB6M 50/30 Balloon	35	8,624,905	3.72	246,426	7.757	356.92	593	75.7
5/25 LIB6M	7	1,280,606	0.55	182,944	8.228	358.06	679	86.1
5/25 LIB6M - IO - 60	4	941,900	0.41	235,475	7.065	357.12	687	87.3
5/25 LIB6M 40/30 Balloon	5	861,278	0.37	172,256	7.910	356.62	636	79.8
5/25 LIB6M 50/30 Balloon	2	481,436	0.21	240,718	7.862	358.00	658	91.8
10Yr Fixed	2	123,027	0.05	61,513	6.211	117.40	802	29.7
15Yr Fixed	15	1,613,122	0.70	107,541	7.951	177.18	635	63.4
20Yr Fixed	14	1,771,640	0.76	126,546	8.454	237.65	615	76.6
30Yr Fixed	259	38,866,277	16.75	150,063	8.332	357.09	617	72.2
30Yr Fixed - IO - 120	1	276,000	0.12	276,000	7.990	356.00	688	80.0
30Yr Fixed - IO - 60	13	3,823,498	1.65	294,115	7.454	355.61	637	86.8
40/30 Fixed Balloon	59	14,093,838	6.07	238,879	7.932	357.02	628	77.0
50/30 Fixed Balloon	21	4,100,825	1.77	195,277	7.996	357.59	618	65.9
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Original Term to Stated Maturity for the Group 1 Mortgage Loans in the Mortgage Pool

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
ARM 360	805	$167,054,925	71.99%	$207,522	8.108%	356.98	598	81.3%
ARM 480	1	329,418	0.14	329,418	7.750	475.00	548	75.0
Fixed 120	2	123,027	0.05	61,513	6.211	117.40	802	29.7
Fixed 180	15	1,613,122	0.70	107,541	7.951	177.18	635	63.4
Fixed 240	14	1,771,640	0.76	126,546	8.454	237.65	615	76.6
Fixed 360	353	61,160,438	26.36	173,259	8.161	357.01	621	73.8
Total/Avg./Wtd. Avg.	1190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Mortgage Loan Outstanding Principal Balances for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Mortgage Loan Outstanding Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
25,000.01-50,000.00	11	$522,498	0.23%	$47,500	9.366%	323.73	624	52.6%
50,000.01-75,000.00	63	4,024,690	1.73	63,884	9.289	328.24	620	71.4
75,000.01-100,000.00	104	9,285,101	4.00	89,280	9.042	353.46	610	75.5
100,000.01-150,000.00	276	34,766,731	14.98	125,966	8.459	352.47	604	78.3
150,000.01-200,000.00	235	41,128,452	17.72	175,015	8.243	355.56	605	79.6
200,000.01-250,000.00	207	45,978,987	19.81	222,121	8.072	355.00	601	79.4
250,000.01-300,000.00	118	32,278,523	13.91	273,547	7.763	356.97	609	80.0
300,000.01-350,000.00	79	25,616,460	11.04	324,259	7.846	356.62	596	78.2
350,000.01-400,000.00	67	24,979,867	10.76	372,834	7.960	356.80	607	80.4
400,000.01-450,000.00	23	9,433,589	4.07	410,156	7.637	356.48	598	81.1
450,000.01-500,000.00	2	944,634	0.41	472,317	7.496	356.51	646	73.4
500,000.01-550,000.00	2	1,067,542	0.46	533,771	8.076	357.00	647	92.5
550,000.01-600,000.00	1	566,816	0.24	566,816	8.650	359.00	561	85.0
600,000.01-650,000.00	1	609,815	0.26	609,815	7.800	359.00	597	72.0
800,000.01-850,000.00	1	848,865	0.37	848,865	7.500	356.00	732	85.0
Total/Avg./Wtd. Avg.	1190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans in the Mortgage Pool

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Alabama	6	$553,589	0.24%	$92,265	8.487%	321.56	594	71.7%
Alaska	1	127,349	0.05	127,349	8.640	358.00	561	85.0
Arizona	84	16,741,119	7.21	199,299	7.898	356.83	606	81.1
Arkansas	6	802,357	0.35	133,726	9.221	356.20	591	87.6
California	213	60,196,848	25.94	282,614	7.803	355.41	607	76.1
Colorado	17	3,075,415	1.33	180,907	8.561	356.59	616	86.4
Connecticut	28	6,313,401	2.72	225,479	7.820	357.29	599	80.4
Delaware	6	855,384	0.37	142,564	7.889	356.66	628	78.0
District of Columbia	2	538,134	0.23	269,067	7.989	357.28	623	75.7
Florida	116	23,505,237	10.13	202,631	8.104	357.55	599	80.0
Georgia	31	4,621,257	1.99	149,073	8.835	350.26	602	85.1
Hawaii	15	5,562,658	2.40	370,844	7.994	348.28	637	80.1
Idaho	7	1,314,913	0.57	187,845	8.554	357.82	609	89.9
Illinois	43	7,581,959	3.27	176,325	8.439	356.65	589	79.3
Indiana	11	920,720	0.40	83,702	9.479	357.43	611	83.2
Iowa	4	412,197	0.18	103,049	8.596	358.25	611	83.4
Kansas	2	201,733	0.09	100,866	10.404	354.29	600	97.4
Kentucky	15	1,838,256	0.79	122,550	8.372	357.83	637	85.3
Louisiana	7	1,193,617	0.51	170,517	8.138	340.28	603	76.3
Maine	5	747,410	0.32	149,482	7.786	357.42	611	77.9
Maryland	37	8,522,450	3.67	230,336	7.542	355.83	601	76.9
Massachusetts	10	2,375,567	1.02	237,557	7.341	357.32	617	75.2
Michigan	9	1,238,949	0.53	137,661	9.061	357.19	592	86.8
Minnesota	13	2,373,554	1.02	182,581	8.027	357.19	619	78.6
Mississippi	10	1,354,240	0.58	135,424	8.983	352.82	581	82.5
Missouri	19	2,159,688	0.93	113,668	8.898	357.26	595	78.8
Montana	8	1,167,077	0.50	145,885	8.142	356.37	600	82.9
Nebraska	4	506,258	0.22	126,564	9.211	355.90	558	87.5
Nevada	53	11,419,389	4.92	215,460	7.938	356.89	603	80.3
New Hampshire	4	803,646	0.35	200,912	7.462	357.83	631	83.7
New Jersey	20	5,098,930	2.20	254,947	8.171	357.42	579	76.1
New Mexico	5	688,813	0.30	137,763	9.168	356.85	569	83.4
New York	27	5,893,836	2.54	218,290	8.110	350.38	605	67.9
North Carolina	32	4,443,347	1.91	138,855	8.906	354.98	593	81.0
North Dakota	2	314,133	0.14	157,066	9.158	357.48	609	95.2
Ohio	21	2,879,121	1.24	137,101	8.461	342.84	634	85.3
Oklahoma	5	727,230	0.31	145,446	9.008	357.61	595	88.7
Oregon	25	4,614,060	1.99	184,562	8.165	357.62	611	85.6
Pennsylvania	38	4,825,076	2.08	126,976	8.345	352.87	611	81.4
Rhode Island	12	2,609,183	1.12	217,432	8.201	356.75	598	78.3
South Carolina	15	2,086,514	0.90	139,101	9.338	353.20	607	84.3
Tennessee	25	3,003,038	1.29	120,122	8.833	353.44	596	80.7
Texas	84	9,058,276	3.90	107,837	9.144	341.05	607	78.8
Utah	3	433,717	0.19	144,572	7.969	358.20	640	84.1
Virginia	41	7,822,011	3.37	190,781	7.886	355.85	612	79.1
Washington	28	5,787,252	2.49	206,688	8.077	356.90	591	78.8
West Virginia	6	704,806	0.30	117,468	8.305	357.46	592	80.0
Wisconsin	12	1,600,528	0.69	133,377	8.264	357.38	603	82.6
Wyoming	3	438,328	0.19	146,109	9.150	359.00	734	95.0
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Loan-to-Value Ratios for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Less than or equal to 50.00	51	$5,804,137	2.50%	$113,807	7.643%	343.99	626	38.5%
50.01 - 55.00	25	4,895,020	2.11	195,801	7.344	351.17	591	53.4
55.01 - 60.00	36	6,479,735	2.79	179,993	7.484	349.61	602	57.9
60.01 - 65.00	62	12,508,772	5.39	201,754	7.604	352.01	593	63.4
65.01 - 70.00	99	20,009,182	8.62	202,113	7.793	353.26	593	68.8
70.01 - 75.00	134	28,539,004	12.30	212,978	8.048	356.64	591	73.9
75.01 - 80.00	278	52,166,126	22.48	187,648	8.124	355.37	608	79.5
80.01 - 85.00	179	36,864,848	15.89	205,949	8.181	356.46	594	84.3
85.01 - 90.00	196	38,847,864	16.74	198,203	8.435	355.77	611	89.5
90.01 - 95.00	98	19,863,749	8.56	202,691	8.619	356.08	626	94.7
95.01 - 100.00	32	6,074,132	2.62	189,817	8.370	353.11	649	99.6
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Less than or equal to 50.00	50	$5,729,199	2.47%	$114,584	7.651%	343.79	626	38.5%
50.01 - 55.00	25	4,895,020	2.11	195,801	7.344	351.17	591	53.4
55.01 - 60.00	37	6,554,673	2.82	177,153	7.478	349.71	602	57.7
60.01 - 65.00	61	12,149,917	5.24	199,179	7.616	351.90	592	63.4
65.01 - 70.00	99	20,009,182	8.62	202,113	7.793	353.26	593	68.8
70.01 - 75.00	131	28,080,892	12.10	214,358	8.035	356.64	590	73.9
75.01 - 80.00	219	43,189,217	18.61	197,211	8.192	355.01	597	79.4
80.01 - 85.00	173	36,004,502	15.52	208,119	8.134	356.44	594	84.3
85.01 - 90.00	193	38,746,701	16.70	200,760	8.408	355.75	611	89.3
90.01 - 95.00	119	22,477,772	9.69	188,889	8.694	356.28	626	93.4
95.01 - 100.00	83	14,215,495	6.13	171,271	8.010	355.26	658	88.3
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Current Mortgage Rates for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
5.501 - 6.000	6	$1,654,770	0.71%	$275,795	5.896%	357.78	676	77.2%
6.001 - 6.500	29	6,903,902	2.98	238,066	6.319	352.87	650	66.7
6.501 - 7.000	101	22,175,610	9.56	219,560	6.851	354.30	628	72.1
7.001 - 7.500	161	37,494,304	16.16	232,884	7.342	355.41	618	76.2
7.501 - 8.000	246	53,893,668	23.22	219,080	7.813	354.29	611	78.9
8.001 - 8.500	188	36,294,615	15.64	193,056	8.305	355.19	599	81.5
8.501 - 9.000	197	36,308,217	15.65	184,306	8.798	356.38	588	81.9
9.001 - 9.500	105	17,290,803	7.45	164,674	9.280	356.86	581	82.7
9.501 - 10.000	92	13,479,178	5.81	146,513	9.759	350.91	579	85.8
10.001 - 10.500	24	2,826,384	1.22	117,766	10.267	350.07	584	85.5
10.501 - 11.000	23	2,263,992	0.98	98,434	10.720	354.08	572	80.0
11.001 - 11.500	9	765,334	0.33	85,037	11.196	353.80	583	78.6
11.501 - 12.000	9	701,793	0.30	77,977	11.759	356.99	543	84.2
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Types of Mortgaged Properties for the Group 1 Mortgage Loans in the Mortgage Pool

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Single Family Residence	945	$180,043,609	77.59%	$190,522	8.135%	355.05	602	78.9%
Planned Unit Development	133	27,701,143	11.94	208,279	8.155	353.77	608	81.9
Condominium	55	10,749,750	4.63	195,450	8.284	352.47	612	80.5
Two Family Home	35	7,899,162	3.40	225,690	7.809	357.60	624	74.2
Three Family Home	9	2,592,974	1.12	288,108	7.829	357.42	631	78.5
Four Family Home	5	1,623,961	0.70	324,792	7.609	356.72	680	76.3
Townhouses	5	712,914	0.31	142,583	7.501	344.28	597	80.7
Planned Unit Development (attached)	1	378,832	0.16	378,832	7.660	353.00	535	80.9
Row House	1	230,431	0.10	230,431	7.140	359.00	593	69.9
Condominium High-Rise	1	119,793	0.05	119,793	6.750	358.00	657	56.6
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Loan Purposes for the Group 1 Mortgage Loans in the Mortgage Pool

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Refinance-Cash Out	819	$177,423,315	76.46%	$216,634	8.017%	355.02	598	77.7%
Purchase	239	33,021,146	14.23	138,164	8.687	357.31	643	86.3
Refinance – No Cash Out	132	21,608,109	9.31	163,698	8.117	349.91	605	80.0
Total/Avg./Wtd. Avg.	1190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Occupancy Types for the Group 1 Mortgage Loans in the Mortgage Pool(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Owner Occupied	1,072	$214,335,804	92.37%	$199,940	8.086%	354.81	601	79.0%
Investment Property	109	16,261,216	7.01	149,185	8.556	355.47	660	81.2
Second Home	9	1,455,550	0.63	161,728	8.467	356.86	605	76.3
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%
____________
(1)	Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Remaining Terms (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1 - 120	2	$123,027	0.05%	$61,513	6.211%	117.40	802	29.7%
121 - 180	15	1,613,122	0.70	107,541	7.951	177.18	635	63.4
181 - 300	14	1,771,640	0.76	126,546	8.454	237.65	615	76.6
301 - 360	1,158	228,215,363	98.35	197,077	8.122	356.99	604	79.3
360 or greater	1	329,418	0.14	329,418	7.750	475.00	548	75.0
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%
Loan Documentation Type for the Group 1 Mortgage Loans in the Mortgage Pool

Loan Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Full Documentation	760	$144,545,170	62.29%	$190,191	7.995%	356.18	602	80.7%
Stated Income	412	83,591,862	36.02	202,893	8.331	353.43	610	76.5
Stated Income/Stated Assets	17	3,795,948	1.64	223,291	8.352	336.83	609	75.6
No Ratio	1	119,591	0.05	119,591	7.990	355.00	778	80.0
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Credit Bureau Risk Scores(1) for the Group 1 Mortgage Loans in the Mortgage Pool

Range of Credit Bureau Risk Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
801 - 820	3	$353,468	0.15%	$117,823	6.747%	323.80	809	76.2%
781 - 800	4	476,746	0.21	119,186	7.169	278.66	794	67.1
761 - 780	5	806,153	0.35	161,231	7.532	356.78	771	80.6
741 - 760	4	615,983	0.27	153,996	7.397	357.08	751	86.2
721 - 740	17	3,102,934	1.34	182,526	8.044	357.01	729	79.1
701 - 720	18	2,727,119	1.18	151,507	7.579	349.53	709	79.0
681 - 700	35	6,584,335	2.84	188,124	7.612	355.98	689	77.9
661 - 680	84	15,270,758	6.58	181,795	7.952	353.40	669	81.7
641 - 660	113	24,604,752	10.60	217,741	7.531	353.52	649	81.5
621 - 640	126	25,331,820	10.92	201,046	7.755	355.70	630	80.3
601 - 620	190	37,278,193	16.06	196,201	8.080	353.42	611	81.0
581 - 600	176	35,674,859	15.37	202,698	8.211	356.34	591	79.4
561 - 580	181	36,169,036	15.59	199,829	8.288	354.73	569	77.3
541 - 560	132	23,817,718	10.26	180,437	8.516	358.01	551	75.5
521 - 540	87	15,758,761	6.79	181,135	8.966	355.35	531	76.8
501 - 520	15	3,479,935	1.50	231,996	8.990	355.91	509	76.0
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%
____________
(1)
The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 1 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

Credit Grade Categories for the Group 1 Mortgage Loans in the Mortgage Pool

Credit Grade Category	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
A-	57	$11,877,960	5.12%	$208,385	8.430%	353.70	582	78.1%
B	69	13,385,309	5.77	193,990	8.304	351.34	575	73.5
C	17	3,820,848	1.65	224,756	9.052	350.45	549	75.7
C-	1	224,345	0.10	224,345	10.100	358.00	562	75.0
PP	888	168,728,697	72.71	190,010	8.050	355.28	614	80.2
PR	158	34,015,411	14.66	215,287	8.178	355.12	585	76.8
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Original Prepayment Penalty Period for the Group 1 Mortgage Loans in the Mortgage Pool

Original Prepayment Penalty Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	243	$39,359,644	16.96%	$161,974	8.461%	354.01	595	78.0%
12	47	11,175,078	4.82	237,768	7.881	353.27	621	74.8
24	508	106,266,141	45.79	209,185	8.140	356.88	597	81.6
30	2	386,779	0.17	193,389	8.828	359.00	604	71.6
36	390	74,864,928	32.26	191,961	7.950	352.68	619	76.8
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

Range of Months to Next Adjustment Date for the Group 1
Adjustable Rate Mortgage Loans in the Mortgage Pool

Range of Months to Next Adjustment Date	Weighted Average Months to Next Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
13 - 18	17	64	$14,308,692	8.55%	$223,573	8.785%	353.06	578.0	89.0%
19 - 24	21	599	121,211,720	72.42	202,357	8.122	357.47	599.0	81.0
25 - 31	29	23	5,913,988	3.53	257,130	7.917	359.98	595.0	85.3
32 - 37	34	102	22,384,725	13.37	219,458	7.691	357.70	599.0	76.2
Greater than or equal to 38	57	18	3,565,219	2.13	198,068	7.794	357.45	668.0	85.6
Total/Avg./Wtd. Avg.		806	$167,384,343	100.00%	$207,673	8.107%	357.21	598.0	81.3%

Gross Margins for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.001 - 2.000	1	$249,838	0.15%	$249,838	7.360%	356.00	561	56.2%
2.001 - 3.000	1	207,705	0.12	207,705	7.750	358.00	640	80.0
3.001 - 4.000	23	5,100,769	3.05	221,773	6.739	358.29	598	65.7
4.001 - 5.000	71	15,638,627	9.34	220,262	7.286	357.53	614	75.6
5.001 - 6.000	183	41,958,417	25.07	229,281	7.667	356.96	606	79.0
6.001 - 7.000	358	77,175,225	46.11	215,573	8.266	357.05	593	82.8
7.001 - 8.000	157	25,592,174	15.29	163,007	9.001	357.76	594	86.6
8.001 - 9.000	11	1,404,629	0.84	127,694	10.384	356.97	584	88.2
9.001 - 10.000	1	56,959	0.03	56,959	11.050	358.00	634	95.0
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Gross Margin for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.249%.

Maximum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
11.001 - 11.500	1	$212,000	0.13%	$212,000	7.500%	359.00	663	93.6%
11.501 - 12.000	6	1,654,770	0.99	275,795	5.896	357.78	676	77.2
12.001 - 12.500	22	5,753,973	3.44	261,544	6.327	357.43	637	71.2
12.501 - 13.000	59	13,346,992	7.97	226,220	6.838	357.55	620	75.8
13.001 - 13.500	105	24,167,031	14.44	230,162	7.318	357.24	610	78.8
13.501 - 14.000	165	37,253,817	22.26	225,781	7.797	358.03	603	80.2
14.001 - 14.500	133	26,641,787	15.92	200,314	8.283	356.89	595	82.8
14.501 - 15.000	143	28,840,503	17.23	201,682	8.730	356.71	585	83.7
15.001 - 15.500	76	14,253,961	8.52	187,552	9.159	356.81	577	84.0
15.501 - 16.000	64	10,746,999	6.42	167,922	9.523	356.81	576	86.4
16.001 - 16.500	17	2,374,323	1.42	139,666	9.921	357.00	573	87.7
16.501 - 17.000	14	2,081,229	1.24	148,659	10.137	355.26	569	87.0
17.001 - 17.500	1	56,959	0.03	56,959	11.050	358.00	634	95.0
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Maximum Mortgage Rate for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 14.164% per annum.

Initial Periodic Rate Cap for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	1	$125,695	0.08%	$125,695	8.400%	357.00	630	90.0%
1.500	8	2,198,425	1.31	274,803	7.807	356.90	592	82.0
2.000	107	22,457,941	13.42	209,887	8.028	355.71	586	79.7
3.000	688	142,274,741	85.00	206,795	8.123	357.46	600	81.5
5.000	1	119,836	0.07	119,836	9.375	353.00	522	82.8
6.000	1	207,705	0.12	207,705	7.750	358.00	640	80.0
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Initial Periodic Rate Cap for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 2.850%.

Subsequent Periodic Rate Cap for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	776	$161,208,699	96.31%	$207,743	8.098%	357.25	599	81.2%
1.500	8	2,198,425	1.31	274,803	7.807	356.90	592	82.0
2.000	22	3,977,219	2.38	180,783	8.646	356.00	589	84.0
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Subsequent Periodic Rate Cap for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.030%.

Minimum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
2.001 - 3.000	1	$207,705	0.12%	$207,705	7.750%	358.00	640	80.0%
3.001 - 4.000	1	239,657	0.14	239,657	5.990	358.00	659	59.3
4.001 - 5.000	3	640,598	0.38	213,533	6.848	357.30	616	79.0
5.001 - 6.000	29	7,295,463	4.36	251,568	7.381	357.11	629	79.8
6.001 - 7.000	145	32,081,713	19.17	221,253	7.430	357.28	616	78.6
7.001 - 8.000	298	64,136,941	38.32	215,225	7.829	357.76	603	80.1
8.001 - 9.000	233	46,423,536	27.73	199,243	8.604	356.82	584	83.5
9.001 - 10.000	89	15,542,412	9.29	174,634	9.475	356.11	568	85.6
10.000 or greater	7	816,317	0.49	116,617	10.404	356.42	560	88.6
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Minimum Mortgage Rate for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.774% per annum.

Next Adjustment Date for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Next Adjustment Date (Month-Year)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
August 2008	1	$328,468	0.20%	$328,468	9.950%	350.00	501	75.0%
October 2008	2	294,793	0.18	147,397	8.183	352.00	553	84.5
November 2008	54	11,910,779	7.12	220,570	8.795	353.03	581	89.8
December 2008	7	1,774,651	1.06	253,522	8.605	354.00	573	86.7
January 2009	30	6,584,074	3.93	219,469	7.919	355.03	591	71.0
February 2009	105	23,493,279	14.04	223,746	8.122	356.00	595	82.6
March 2009	140	28,809,720	17.21	205,784	8.298	357.15	595	81.7
April 2009	228	42,895,334	25.63	188,137	7.967	358.18	601	80.7
May 2009	95	19,313,713	11.54	203,302	8.265	359.00	606	81.9
June 2009	1	115,600	0.07	115,600	9.500	360.00	566	85.0
September 2009	1	400,500	0.24	400,500	9.000	351.00	582	90.0
November 2009	16	4,118,384	2.46	257,399	7.923	353.00	598	90.5
December 2009	2	254,356	0.15	127,178	8.037	354.00	547	66.5
January 2010	4	1,140,747	0.68	285,187	7.484	389.65	598	68.8
February 2010	15	2,841,924	1.70	189,462	7.724	356.00	622	82.0
March 2010	27	5,990,485	3.58	221,870	7.925	357.00	592	77.2
April 2010	43	9,675,347	5.78	225,008	7.448	358.12	599	74.4
May 2010	17	3,876,968	2.32	228,057	7.910	359.00	597	74.6
November 2011	1	119,836	0.07	119,836	9.375	353.00	522	82.8
February 2012	4	711,221	0.42	177,805	7.881	356.00	663	83.6
March 2012	2	474,997	0.28	237,498	9.130	357.80	701	91.0
April 2012	10	2,157,717	1.29	215,772	7.294	358.03	667	84.9
May 2012	1	101,448	0.06	101,448	9.700	359.00	729	95.0
Total/Avg./Wtd. Avg.	806	$167,384,343	100.00%	$207,673	8.107%	357.21	598	81.3%
____________
(1)	The weighted average Next Adjustment Date for the Group 1 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date is May 2009.

Original Interest Only Period for the Group 1 Mortgage Loans in the Initial Pool

Original Interest Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	1,085	$206,457,882	88.97%	$190,284	8.204%	354.65	601	78.6%
60	104	25,318,687	10.91	243,449	7.456	356.62	638	83.4
120	1	276,000	0.12	276,000	7.990	356.00	688	80.0
Total/Avg./Wtd. Avg.	1,190	$232,052,570	100.00%	$195,002	8.122%	354.87	605	79.1%

GROUP 2 MORTGAGE LOANS

Mortgage Loan Programs for the Group 2 Mortgage Loans in the Mortgage Pool

Mortgage Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
30Y LIB6M	1	$179,684	0.05%	$179,684	8.700%	357.00	648	80.0%
1/29 LIB6M	1	62,709	0.02	62,709	7.650	358.00	705	80.0
2/28 LIB6M	377	70,619,704	20.59	187,320	8.713	356.97	610	79.3
2/38 LIB6M	5	1,239,866	0.36	247,973	7.751	475.00	622	80.2
2/28 LIB6M - IO - 120	22	6,532,036	1.90	296,911	6.267	354.81	693	81.5
2/28 LIB6M - IO - 60	221	62,922,288	18.35	284,716	7.327	356.00	665	81.2
2/28 LIB6M 40/30 Balloon	178	48,517,418	14.15	272,570	8.155	356.67	613	80.9
2/28 LIB6M 45/30 Balloon	2	294,021	0.09	147,011	8.287	357.53	600	84.7
2/28 LIB6M 50/30 Balloon	97	21,902,874	6.39	225,803	8.205	357.05	620	77.3
3/27 LIB6M	37	6,015,546	1.75	162,582	8.571	357.11	605	78.9
3/27 LIB6M - IO - 60	20	5,799,387	1.69	289,969	7.724	356.15	652	85.1
3/27 LIB6M 40/30 Balloon	16	3,289,182	0.96	205,574	8.240	356.89	596	76.3
3/27 LIB6M 50/30 Balloon	32	8,425,766	2.46	263,305	7.584	357.70	628	71.5
5/25 LIB6M	11	2,549,616	0.74	231,783	8.337	357.24	634	79.3
5/25 LIB6M - IO - 120	4	1,680,000	0.49	420,000	6.582	358.10	666	80.0
5/25 LIB6M - IO - 60	7	2,685,845	0.78	383,692	6.629	357.17	676	74.0
5/25 LIB6M - IO - 84	1	202,700	0.06	202,700	8.550	355.00	620	80.0
5/25 LIB6M 40/30 Balloon	1	126,146	0.04	126,146	6.850	355.00	646	80.0
5/25 LIB6M 50/30 Balloon	9	2,057,219	0.60	228,580	7.699	356.67	638	75.7
10Yr Fixed	3	184,462	0.05	61,487	9.521	118.55	583	48.7
15Yr Fixed	25	2,375,087	0.69	95,003	8.271	176.49	610	75.7
20Yr Fixed	24	2,675,674	0.78	111,486	8.032	237.92	609	75.5
25Yr Fixed	1	127,281	0.04	127,281	9.240	298.00	573	85.0
30Yr Fixed	426	61,746,180	18.00	144,944	8.631	357.34	613	80.2
40Yr Fixed	1	236,609	0.07	236,609	6.750	476.00	617	69.7
30Yr Fixed - IO - 120	2	887,700	0.26	443,850	7.034	357.00	654	74.0
30Yr Fixed - IO - 60	18	5,620,001	1.64	312,222	7.790	356.16	680	83.7
30/15 Fixed Balloon	1	173,553	0.05	173,553	10.190	179.00	661	90.0
40/30 Fixed Balloon	63	15,565,743	4.54	247,075	8.180	356.76	624	83.2
45/30 Fixed Balloon	1	235,812	0.07	235,812	6.990	357.00	605	67.4
50/30 Fixed Balloon	44	8,009,691	2.34	182,038	8.306	357.19	616	78.6
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Original Term to Stated Maturity for the Group 2 Mortgage Loans in the Mortgage Pool

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
ARM 360	1037	$243,862,143	71.11%	$235,161	8.009%	356.63	631	79.7%
ARM 480	5	1,239,866	0.36	247,973	7.751	475.00	622	80.2
Fixed 120	3	184,462	0.05	61,487	9.521	118.55	583	48.7
Fixed 180	26	2,548,639	0.74	98,025	8.402	176.66	614	76.6
Fixed 240	24	2,675,674	0.78	111,486	8.032	237.92	609	75.5
Fixed 300	1	127,281	0.04	127,281	9.240	298.00	573	85.0
Fixed 360	554	92,065,127	26.85	166,183	8.455	357.15	620	80.7
Fixed 480	1	236,609	0.07	236,609	6.750	476.00	617	69.7
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%
Mortgage Loan Outstanding Principal Balances for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Mortgage Loan Outstanding Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0.01 - 25,000.00	2	$39,532	0.01%	$19,766	8.641%	356.38	633	17.9%
25,000.01 - 50,000.00	21	954,260	0.28	45,441	10.143	335.55	601	61.5
50,000.01 - 75,000.00	102	6,611,419	1.93	64,818	9.305	333.48	600	72.4
75,000.01 - 100,000.00	176	15,788,157	4.60	89,705	8.970	346.46	600	74.7
100,000.01 - 150,000.00	379	48,302,638	14.08	127,448	8.717	350.94	610	78.8
150,000.01 - 200,000.00	306	53,727,758	15.67	175,581	8.356	356.31	620	78.3
200,000.01 - 250,000.00	242	53,830,114	15.70	222,438	8.069	357.49	635	80.3
250,000.01 - 300,000.00	115	31,577,675	9.21	274,588	7.988	356.69	636	80.6
300,000.01 - 350,000.00	84	27,276,232	7.95	324,717	7.887	354.49	641	82.1
350,000.01 - 400,000.00	59	21,946,658	6.40	371,977	7.712	356.32	647	80.6
400,000.01 - 450,000.00	53	22,658,040	6.61	427,510	7.587	356.13	639	82.4
450,000.01 - 500,000.00	45	21,476,594	6.26	477,258	7.715	359.33	624	81.3
500,000.01 - 550,000.00	35	18,314,150	5.34	523,261	7.545	356.05	642	82.5
550,000.01 - 600,000.00	10	5,792,879	1.69	579,288	7.894	355.90	635	82.3
600,000.01 - 650,000.00	15	9,396,098	2.74	626,407	7.922	356.80	619	85.9
650,000.01 - 700,000.00	2	1,329,191	0.39	664,595	6.636	356.50	594	78.2
700,000.01 - 750,000.00	3	2,166,679	0.63	722,226	7.590	357.00	653	77.6
800,000.01 - 850,000.00	1	807,000	0.24	807,000	6.990	358.00	585	68.6
900,000.00 or greater	1	944,729	0.28	944,729	8.000	359.00	620	67.5
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans  in the Mortgage Pool

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Alabama	11	$1,499,118	0.44%	$136,283	8.649%	356.47	615	85.1%
Alaska	2	457,342	0.13	228,671	8.630	355.03	660	97.5
Arizona	104	20,700,363	6.04	199,042	8.118	357.03	641	79.6
Arkansas	9	1,084,698	0.32	120,522	8.949	355.84	619	83.9
California	242	89,043,975	25.96	367,950	7.515	357.32	637	78.9
Colorado	25	5,247,553	1.53	209,902	8.214	356.88	642	81.7
Connecticut	16	3,290,361	0.96	205,648	7.821	350.30	635	74.0
Delaware	9	1,815,314	0.53	201,702	8.144	358.24	615	81.7
District of Columbia	3	769,235	0.22	256,412	7.576	358.45	682	75.0
Florida	213	43,856,024	12.79	205,897	8.119	356.88	627	79.0
Georgia	34	5,310,634	1.55	156,195	8.635	349.76	623	85.2
Hawaii	15	3,817,493	1.11	254,500	8.508	348.28	635	78.7
Idaho	10	2,244,703	0.65	224,470	7.644	356.82	628	77.2
Illinois	51	8,551,459	2.49	167,676	8.618	358.74	625	81.1
Indiana	18	2,335,980	0.68	129,777	9.094	357.83	615	83.1
Iowa	10	1,695,457	0.49	169,546	9.241	344.14	626	86.5
Kansas	2	144,109	0.04	72,055	8.349	359.00	588	59.6
Kentucky	15	1,702,568	0.50	113,505	8.731	347.74	614	83.2
Louisiana	21	3,100,484	0.90	147,642	8.367	346.47	621	84.1
Maine	1	229,187	0.07	229,187	9.490	353.00	600	100.0
Maryland	68	16,465,495	4.80	242,140	7.781	353.36	618	77.5
Massachusetts	7	1,515,816	0.44	216,545	8.039	345.04	607	81.2
Michigan	29	3,169,322	0.92	109,287	9.321	351.72	610	82.4
Minnesota	18	3,859,669	1.13	214,426	7.712	356.59	653	78.5
Mississippi	11	1,505,048	0.44	136,823	8.618	357.02	620	89.0
Missouri	33	3,821,550	1.11	115,805	9.665	354.13	589	79.0
Montana	3	523,869	0.15	174,623	8.749	357.53	600	82.7
Nebraska	2	301,885	0.09	150,942	8.676	357.62	634	83.8
Nevada	48	11,504,603	3.35	239,679	7.859	356.59	643	80.8
New Hampshire	4	773,606	0.23	193,401	7.404	355.84	604	83.5
New Jersey	35	7,530,157	2.20	215,147	8.469	356.67	620	79.5
New Mexico	9	1,620,437	0.47	180,049	9.044	358.03	608	80.9
New York	39	10,312,391	3.01	264,420	8.375	356.84	632	75.6
North Carolina	47	8,478,345	2.47	180,390	8.727	354.00	612	84.1
North Dakota	1	96,000	0.03	96,000	7.790	359.00	652	80.0
Ohio	30	4,008,812	1.17	133,627	8.888	357.53	615	85.6
Oklahoma	26	2,551,718	0.74	98,143	9.603	341.40	589	80.2
Oregon	29	6,644,611	1.94	229,125	8.310	357.12	608	78.7
Pennsylvania	56	6,989,671	2.04	124,816	8.748	344.84	600	77.2
Rhode Island	6	1,500,742	0.44	250,124	7.691	355.61	660	81.5
South Carolina	21	3,269,584	0.95	155,694	8.487	343.71	633	84.0
Tennessee	48	7,696,954	2.24	160,353	8.976	351.96	607	87.0
Texas	145	16,723,013	4.88	115,331	9.141	341.40	607	80.2
Utah	9	2,135,523	0.62	237,280	7.557	356.48	618	76.3
Virginia	35	6,638,658	1.94	189,676	8.276	357.24	627	80.1
Washington	65	14,544,525	4.24	223,762	7.709	358.23	635	81.0
West Virginia	4	592,959	0.17	148,240	7.940	325.74	597	77.3
Wisconsin	11	1,253,804	0.37	113,982	8.576	356.79	625	80.2
Wyoming	1	14,976	0.00	14,976	9.200	357.00	643	21.7
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Loan-to-Value Ratios for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
50.00 or greater	71	$9,720,441	2.83%	$136,908	8.005%	350.46	604	40.9%
50.01 - 55.00	30	4,792,796	1.40	159,760	8.197	350.97	598	53.4
55.01 - 60.00	53	8,245,173	2.40	155,569	8.046	354.41	589	58.5
60.01 - 65.00	73	11,120,208	3.24	152,332	8.455	349.64	579	63.4
65.01 - 70.00	131	26,490,111	7.72	202,215	8.048	355.75	598	68.7
70.01 - 75.00	142	28,474,030	8.30	200,521	8.133	354.03	603	73.9
75.01 - 80.00	563	126,576,929	36.91	224,826	7.592	356.10	650	79.8
80.01 - 85.00	152	31,342,534	9.14	206,201	8.449	352.65	611	84.2
85.01 - 90.00	255	53,634,023	15.64	210,330	8.648	356.07	620	89.6
90.01 - 95.00	128	28,818,723	8.40	225,146	8.889	353.56	639	94.7
95.01 - 100.00	53	13,724,834	4.00	258,959	8.779	355.61	653	99.8
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Less than or equal to 50.00	71	$9,720,441	2.83%	$136,908	8.005%	350.46	604	40.9%
50.01 - 55.00	30	4,792,796	1.40	159,760	8.197	350.97	598	53.4
55.01 - 60.00	53	8,245,173	2.40	155,569	8.046	354.41	589	58.5
60.01 - 65.00	72	10,995,292	3.21	152,712	8.460	349.54	580	63.4
65.01 - 70.00	128	25,987,042	7.58	203,024	8.060	355.72	597	68.7
70.01 - 75.00	126	25,275,395	7.37	200,598	8.190	353.71	598	73.8
75.01 - 80.00	214	38,995,106	11.37	182,220	8.394	354.29	610	79.2
80.01 - 85.00	145	30,325,102	8.84	209,139	8.416	352.55	610	84.1
85.01 - 90.00	259	55,182,364	16.09	213,059	8.603	356.05	621	89.0
90.01 - 95.00	175	39,665,475	11.57	226,660	8.646	354.39	639	91.0
95.01 - 100.00	378	93,755,617	27.34	248,031	7.417	356.75	668	82.8
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Current Mortgage Rates for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
4.001 - 4.500	2	$829,732	0.24%	$414,866	4.375%	355.00	700	80.0%
4.501 - 5.000	1	356,979	0.10	356,979	4.875	355.00	712	80.0
5.001 - 5.500	4	1,479,655	0.43	369,914	5.490	357.55	683	77.2
5.501 - 6.000	23	6,083,077	1.77	264,482	5.822	355.09	684	79.1
6.001 - 6.500	57	16,273,249	4.75	285,496	6.348	356.16	688	76.4
6.501 - 7.000	168	42,779,355	12.47	254,639	6.857	355.68	666	77.3
7.001 - 7.500	203	53,288,622	15.54	262,506	7.305	355.06	641	78.3
7.501 - 8.000	287	63,163,798	18.42	220,083	7.804	354.90	629	78.7
8.001 - 8.500	202	41,958,841	12.24	207,717	8.320	354.40	623	79.9
8.501 - 9.000	213	42,529,564	12.40	199,669	8.791	354.57	611	83.0
9.001 - 9.500	138	22,716,560	6.62	164,613	9.288	353.78	596	82.1
9.501 - 10.000	164	26,487,093	7.72	161,507	9.787	355.62	586	83.0
10.001 - 10.500	80	11,142,343	3.25	139,279	10.267	351.57	575	82.9
10.501 - 11.000	58	7,622,311	2.22	131,419	10.767	354.04	578	85.1
11.001 - 11.500	33	4,336,019	1.26	131,395	11.263	354.66	559	80.2
11.501 - 12.000	15	1,675,727	0.49	111,715	11.727	358.27	572	85.2
12.001 - 12.500	2	181,878	0.05	90,939	12.160	357.60	600	92.1
12.501 - 13.000	1	35,000	0.01	35,000	13.000	360.00	567	64.8
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Types of Mortgaged Properties for the Group 2 Mortgage Loans in the Mortgage Pool

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Single Family Residence	1257	$252,611,230	73.66%	$200,964	8.146%	354.39	624	79.9%
Planned Unit Development	243	59,145,404	17.25	243,397	8.049	356.25	634	80.3
Condominium	85	16,416,326	4.79	193,133	8.137	357.31	632	80.3
Two Family Home	40	8,936,481	2.61	223,412	7.935	355.61	663	76.8
Three Family Home	7	2,324,324	0.68	332,046	8.721	358.06	626	83.1
Condominium High-Rise	6	1,086,899	0.32	181,150	8.681	346.13	614	75.9
Four Family Home	4	765,526	0.22	191,382	8.401	340.33	603	62.6
Townhouse	4	661,921	0.19	165,480	9.140	357.54	600	79.2
Single Family Residence (attached)	3	481,987	0.14	160,662	9.146	356.03	583	88.4
Row House	1	424,864	0.12	424,864	6.740	358.00	759	80.0
Planned Unit Development (attached)	1	84,841	0.02	84,841	8.390	357.00	645	56.7
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Loan Purposes for the Group 2 Mortgage Loans in the Mortgage Pool

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Refinance – Cash Out	1017	$205,062,923	59.80%	$201,635	8.285%	353.31	615	77.6%
Purchase	502	109,537,782	31.94	218,203	7.922	357.29	650	84.1
Refinance – No Cash	132	28,339,098	8.26	214,690	7.826	356.71	630	80.5
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Occupancy Types for the Group 2 Mortgage Loans in the Mortgage Pool(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Owner Occupied	1520	$324,242,960	94.55%	$213,318	8.103%	354.83	626	80.1%
Investment Property	121	17,158,563	5.00	141,806	8.636	355.39	649	76.4
Second Home	10	1,538,279	0.45	153,828	8.471	357.35	666	74.1
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%
____________
(1)	Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Remaining Terms (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1 - 120	3	$184,462	0.05%	$61,487	9.521%	118.55	583	48.7%
121 - 180	26	2,548,639	0.74	98,025	8.402	176.66	614	76.6
181 - 300	25	2,802,955	0.82	112,118	8.087	240.65	608	75.9
301 - 360	1591	335,927,270	97.96	211,142	8.131	356.77	628	80.0
360 or greater	6	1,476,475	0.43	246,079	7.591	475.16	621	78.5
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Loan Documentation Type for the Group 2 Mortgage Loans in the Mortgage Pool

Loan Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1109	$212,406,773	61.94%	$191,530	8.081%	354.72	617	80.0%
Stated Income	433	99,262,965	28.94	229,245	8.561	355.34	633	79.8
Reduced Documentation	63	19,673,323	5.74	312,275	6.695	353.87	705	80.1
Stated Income/Stated Assets	31	7,871,080	2.30	253,906	8.382	355.67	613	76.8
Full / Alternative	12	3,040,339	0.89	253,362	6.231	353.90	680	80.0
No Ratio	3	685,322	0.20	228,441	8.391	353.40	662	88.9
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Credit Bureau Risk Scores(1) for the Group 2 Mortgage Loans in the Mortgage Pool

Range of Credit Bureau Risk Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
781 - 800	6	$2,586,868	0.75%	$431,145	7.029%	354.99	792	85.9%
761 - 780	16	4,205,006	1.23	262,813	7.193	354.00	769	84.2
741 - 760	23	5,704,008	1.66	248,000	7.038	355.77	751	81.7
721 - 740	29	6,959,655	2.03	239,988	6.793	352.36	730	80.6
701 - 720	41	10,176,591	2.97	248,210	7.260	356.32	710	84.1
681 - 700	89	22,427,688	6.54	251,996	7.241	356.12	689	80.6
661 - 680	146	32,908,494	9.60	225,401	7.462	354.81	669	80.9
641 - 660	248	56,849,883	16.58	229,233	7.738	355.63	650	82.7
621 - 640	232	46,753,238	13.63	201,523	8.074	352.87	630	81.3
601 - 620	210	44,354,616	12.93	211,212	8.260	358.19	611	80.2
581 - 600	200	38,513,103	11.23	192,566	8.738	354.66	589	80.4
561 - 580	178	30,912,154	9.01	173,664	8.897	353.44	571	76.3
541 - 560	116	20,912,066	6.10	180,276	8.958	352.52	551	74.5
521 - 540	96	15,769,721	4.60	164,268	9.444	353.14	530	72.2
501 - 520	21	3,906,713	1.14	186,034	10.039	356.09	512	68.0
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%
____________
(1)
The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

Credit Grade Categories for the Group 2 Mortgage Loans in the Mortgage Pool

Credit Grade Category	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
A-	55	$10,949,704	3.19%	$199,086	8.784%	350.47	582	74.7%
B	82	16,572,784	4.83	202,107	8.758	357.34	581	72.7
C	40	6,510,517	1.90	162,763	9.266	354.98	569	69.9
C-	2	387,448	0.11	193,724	10.332	358.34	532	68.7
D	1	164,500	0.05	164,500	9.750	357.00	541	63.3
PP	1289	271,349,503	79.12	210,512	7.984	354.64	637	81.1
PR	182	37,005,346	10.79	203,326	8.507	356.66	603	78.2
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Original Prepayment Penalty Period for the Group 2 Mortgage Loans in the Mortgage Pool

Original Prepayment Penalty Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	344	$62,456,181	18.21%	$181,559	8.577%	351.46	619	79.4%
12	75	19,876,203	5.80	265,016	8.209	360.27	631	77.2
24	680	160,310,368	46.75	235,751	7.917	356.81	630	80.3
30	6	996,201	0.29	166,034	9.859	356.30	616	87.5
36	546	99,300,849	28.96	181,870	8.164	352.77	627	80.1
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

Range of Months to Next Adjustment Date for the Group 2
Adjustable Rate Mortgage Loans in the Mortgage Pool

Range of Months to Next Adjustment Date	Weighted Average Months to Next Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0 - 6	3	1	$179,684	0.07%	$179,684	8.700%	357.00	648	80.0%
7 - 12	10	1	62,709	0.03	62,709	7.650	358.00	705	80.0
13 - 18	18	139	38,656,357	15.77	278,103	7.584	353.56	657	82.7
19 - 24	21	763	173,371,851	70.73	227,224	8.142	358.07	624	79.5
25 - 31	29	12	2,890,631	1.18	240,886	8.462	352.92	611	90.1
32 - 37	34	93	20,639,250	8.42	221,927	7.893	357.63	625	75.7
Greater than or equal to 38	57	33	9,301,527	3.79	281,864	7.370	357.17	652	77.1
Total/Avg./Wtd. Avg.		1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%

Gross Margins for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
2.001 - 3.000	12	$3,688,865	1.51%	$307,405	5.967%	354.94	686	77.5%
3.001 - 4.000	17	3,910,991	1.60	230,058	6.395	358.04	674	66.6
4.001 - 5.000	123	33,953,174	13.85	276,042	6.803	356.14	674	74.6
5.001 - 6.000	291	70,464,982	28.75	242,148	7.546	358.61	639	78.3
6.001 - 7.000	411	98,250,279	40.09	239,052	8.421	356.65	615	81.6
7.001 - 8.000	164	31,361,754	12.80	191,230	9.218	357.32	605	83.6
8.001 - 9.000	19	2,490,911	1.02	131,101	10.374	356.01	591	89.6
9.001 - 10.000	5	981,052	0.40	196,210	10.853	358.09	592	87.9
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Gross Margin for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.122%.

Maximum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
9.001 - 10.000	1	$443,016	0.18%	$443,016	4.375%	355.00	732	80.0%
10.001 - 10.500	1	386,716	0.16	386,716	4.375	355.00	663	80.0
10.501 - 11.000	1	356,979	0.15	356,979	4.875	355.00	712	80.0
11.001 - 11.500	4	1,479,655	0.60	369,914	5.490	357.55	683	77.2
11.501 - 12.000	24	6,320,754	2.58	263,365	5.978	356.57	681	79.9
12.001 - 12.500	49	13,926,431	5.68	284,213	6.330	355.92	691	76.2
12.501 - 13.000	129	35,054,927	14.30	271,744	6.847	357.70	672	77.8
13.001 - 13.500	122	36,341,154	14.83	297,878	7.269	357.69	638	78.4
13.501 - 14.000	169	41,097,986	16.77	243,183	7.808	357.36	630	79.5
14.001 - 14.500	116	27,413,595	11.18	236,324	8.279	357.45	620	78.5
14.501 - 15.000	139	31,311,759	12.77	225,264	8.751	356.87	614	82.4
15.001 - 15.500	81	14,776,092	6.03	182,421	9.214	356.70	605	82.0
15.501 - 16.000	98	18,569,474	7.58	189,484	9.638	357.70	590	83.9
16.001 - 16.500	38	6,990,281	2.85	183,955	9.975	356.56	572	80.6
16.501 - 17.000	40	5,875,049	2.40	146,876	10.293	356.34	576	81.5
17.001 - 17.500	20	3,374,096	1.38	168,705	10.782	357.07	558	80.8
17.501 - 18.000	7	833,030	0.34	119,004	10.964	357.03	561	81.2
18.001 - 18.500	2	375,678	0.15	187,839	11.466	357.38	511	67.8
18.501 - 19.000	1	175,336	0.07	175,336	11.690	357.00	583	90.0
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Maximum Mortgage Rate for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 14.062% per annum.

Initial Periodic Rate Cap for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	3	$561,189	0.23%	$187,063	8.913%	357.68	642	84.9%
1.500	16	4,741,654	1.93	296,353	8.271	357.28	626	82.8
2.000	130	32,637,758	13.32	251,060	7.446	355.39	662	79.5
3.000	887	205,140,511	83.70	231,275	8.112	357.53	625	79.7
5.000	1	126,146	0.05	126,146	6.850	355.00	646	80.0
5.574	1	443,016	0.18	443,016	4.375	355.00	732	80.0
6.000	4	1,451,735	0.59	362,934	5.839	355.52	663	80.0
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Initial Periodic Rate Cap for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Initial Cut-off Date was approximately 2.857%.

Subsequent Periodic Rate Cap for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	987	$233,977,405	95.46%	$237,059	7.964%	357.26	632	79.7%
1.500	16	4,741,654	1.93	296,353	8.271	357.28	626	82.8
2.000	39	6,382,949	2.60	163,665	9.395	355.99	591	78.0
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Subsequent Periodic Rate Cap for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.036%.

Minimum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
2.001 - 3.000	9	$3,070,043	1.25%	$341,116	5.686%	354.44	697	80.0%
3.001 - 4.000	3	967,856	0.39	322,619	5.786	358.28	674	80.0
4.001 - 5.000	12	3,046,078	1.24	253,840	7.023	357.96	629	73.9
5.001 - 6.000	79	17,878,094	7.29	226,305	7.081	357.08	653	77.9
6.001 - 7.000	241	61,304,172	25.01	254,374	7.235	357.11	659	78.4
7.001 - 8.000	303	77,250,376	31.52	254,952	7.812	357.57	628	79.1
8.001 - 9.000	218	49,088,604	20.03	225,177	8.651	357.20	619	81.0
9.001 - 10.000	132	25,200,738	10.28	190,915	9.633	357.15	586	84.1
10.000 or greater	45	7,296,048	2.98	162,134	10.570	356.02	558	81.4
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Minimum Mortgage Rate for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.584% per annum.

Next Adjustment Date for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Next Adjustment Date (Month-Year)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
September 2007	1	$179,684	0.07%	$179,684	8.700%	357.00	648	80.0%
April 2008	1	62,709	0.03	62,709	7.650	358.00	705	80.0
August 2008	1	224,376	0.09	224,376	7.840	351.00	592	75.0
September 2008	1	343,542	0.14	343,542	9.875	351.00	583	100.0
October 2008	6	1,430,863	0.58	238,477	9.029	352.00	586	77.7
November 2008	45	12,279,542	5.01	272,879	8.312	353.00	634	88.3
December 2008	86	24,378,034	9.95	283,466	7.098	354.00	674	80.0
January 2009	74	21,037,483	8.58	284,290	7.789	362.07	625	74.8
February 2009	147	33,519,874	13.68	228,026	8.401	356.01	617	80.0
March 2009	176	39,089,657	15.95	222,100	8.209	357.10	624	81.2
April 2009	258	57,128,881	23.31	221,430	7.999	358.09	630	80.1
May 2009	108	22,595,957	9.22	209,222	8.329	359.00	620	78.8
September 2009	3	919,522	0.38	306,507	8.407	351.00	599	86.2
November 2009	4	1,099,362	0.45	274,840	8.868	353.00	615	97.5
December 2009	1	147,783	0.06	147,783	9.800	354.00	582	100.0
January 2010	4	723,964	0.30	180,991	7.644	355.00	626	82.0
February 2010	13	2,693,852	1.10	207,219	7.981	356.00	640	82.1
March 2010	27	5,979,829	2.44	221,475	8.193	357.04	628	81.0
April 2010	36	8,408,625	3.43	233,573	7.537	358.00	620	67.3
May 2010	17	3,556,943	1.45	209,232	8.161	359.00	624	81.4
January 2012	4	925,886	0.38	231,472	7.560	355.00	637	75.3
December 2012	4	1,108,859	0.45	277,215	8.138	356.00	613	79.0
March 2012	11	3,287,683	1.34	298,880	7.050	357.00	661	72.9
April 2012	13	3,439,097	1.40	264,546	7.430	358.00	660	80.6
May 2012	1	540,000	0.22	540,000	7.040	359.00	661	80.0
Total/Avg./Wtd. Avg.	1042	$245,102,009	100.00%	$235,223	8.008%	357.23	631	79.7%
____________
(1)	The weighted average Next Adjustment Date for the Group 2 Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date is May 2009.

Original Interest Only Period for the Group 2 Mortgage Loans in the Mortgage Pool

Original Interest Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	1356	$256,609,845	74.83%	$189,240	8.422%	354.48	614	79.5%
60	266	77,027,520	22.46	289,577	7.367	356.06	665	81.4
84	1	202,700	0.06	202,700	8.550	355.00	620	80.0
120	28	9,099,736	2.65	324,991	6.400	355.63	684	80.5
Total/Avg./Wtd. Avg.	1651	$342,939,802	100.00%	$207,716	8.131%	354.86	627	79.9%

THE MORTGAGE LOANS

Mortgage Loan Programs for the Mortgage Loans in the Mortgage Pool

Mortgage Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
30Y LIB6M	1	$179,684	0.03%	$179,684	8.700%	357.00	648	80.0%
1/29 LIB6M	1	62,709	0.01	62,709	7.650	358.00	705	80.0
2/28 LIB6M	733	132,821,944	23.10	181,203	8.584	357.13	601	80.7
2/38 LIB6M	5	1,239,866	0.22	247,973	7.751	475.00	622	80.2
2/28 LIB6M - IO - 120	22	6,532,036	1.14	296,911	6.267	354.81	693	81.5
2/28 LIB6M - IO - 60	287	77,754,607	13.52	270,922	7.364	356.18	658	81.4
2/28 LIB6M 40/30 Balloon	349	90,464,544	15.73	259,211	8.128	356.60	603	81.7
2/28 LIB6M 45/30 Balloon	3	444,441	0.08	148,147	7.848	357.69	614	79.7
2/28 LIB6M 50/30 Balloon	166	38,291,181	6.66	230,670	8.169	357.08	612	77.3
3/27 LIB6M	79	13,526,439	2.35	171,221	8.163	357.04	595	78.0
3/37 LIB6M	1	329,418	0.06	329,418	7.750	475.00	548	75.0
3/27 LIB6M - IO - 60	41	11,520,357	2.00	280,984	7.543	356.28	649	84.1
3/27 LIB6M 40/30 Balloon	41	9,176,776	1.60	223,824	8.085	356.78	584	77.7
3/27 LIB6M 45/30 Balloon	1	224,931	0.04	224,931	6.550	359.00	591	60.0
3/27 LIB6M 50/30 Balloon	67	17,050,672	2.97	254,488	7.672	357.30	610	73.6
5/25 LIB6M	18	3,830,223	0.67	212,790	8.300	357.51	649	81.6
5/25 LIB6M - IO - 120	4	1,680,000	0.29	420,000	6.582	358.10	666	80.0
5/25 LIB6M - IO - 60	11	3,627,745	0.63	329,795	6.742	357.16	679	77.5
5/25 LIB6M - IO - 84	1	202,700	0.04	202,700	8.550	355.00	620	80.0
5/25 LIB6M 40/30 Balloon	6	987,424	0.17	164,571	7.774	356.41	637	79.8
5/25 LIB6M 50/30 Balloon	11	2,538,655	0.44	230,787	7.730	356.92	642	78.7
10Yr Fixed	5	307,489	0.05	61,498	8.196	118.09	671	41.1
15Yr Fixed	40	3,988,209	0.69	99,705	8.142	176.77	620	70.7
20Yr Fixed	38	4,447,314	0.77	117,035	8.200	237.81	612	75.9
25Yr Fixed	1	127,281	0.02	127,281	9.240	298.00	573	85.0
30Yr Fixed	685	100,612,457	17.50	146,879	8.515	357.24	615	77.1
40Yr Fixed	1	236,609	0.04	236,609	6.750	476.00	617	69.7
30Yr Fixed - IO - 120	3	1,163,700	0.20	387,900	7.261	356.76	662	75.5
30Yr Fixed - IO - 60	31	9,443,499	1.64	304,629	7.654	355.93	663	84.9
30/15 Fixed Balloon	1	173,553	0.03	173,553	10.190	179.00	661	90.0
40/30 Fixed Balloon	122	29,659,581	5.16	243,111	8.062	356.88	626	80.2
45/30 Fixed Balloon	1	235,812	0.04	235,812	6.990	357.00	605	67.4
50/30 Fixed Balloon	65	12,110,516	2.11	186,316	8.201	357.32	616	74.3
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Original Term to Stated Maturity for the Mortgage Loans in the Mortgage Pool

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
ARM 360	1842	$410,917,068	71.46%	$223,082	8.049%	356.77	618	80.4%
ARM 480	6	1,569,284	0.27	261,547	7.751	475.00	607	79.1
Fixed 120	5	307,489	0.05	61,498	8.196	118.09	671	41.1
Fixed 180	41	4,161,761	0.72	101,506	8.227	176.86	622	71.5
Fixed 240	38	4,447,314	0.77	117,035	8.200	237.81	612	75.9
Fixed 300	1	127,281	0.02	127,281	9.240	298.00	573	85.0
Fixed 360	907	153,225,565	26.65	168,937	8.338	357.10	620	78.0
Fixed 480	1	236,609	0.04	236,609	6.750	476.00	617	69.7
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Mortgage Loan Outstanding Principal Balances for the Mortgage Loans in the Mortgage Pool

Range of Mortgage Loan Outstanding Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0.01 - 25,000.00	2	$39,532	0.01%	$19,766	8.641%	356.38	633	17.9%
25,000.01 - 50,000.00	32	1,476,758	0.26	46,149	9.868	331.37	609	58.4
50,000.01 - 75,000.00	165	10,636,109	1.85	64,461	9.299	331.50	607	72.0
75,000.01 - 100,000.00	280	25,073,258	4.36	89,547	8.997	349.05	604	75.0
100,000.01 - 150,000.00	655	83,069,369	14.45	126,823	8.609	351.58	608	78.6
150,000.01 - 200,000.00	541	94,856,210	16.50	175,335	8.307	355.99	613	78.9
200,000.01 - 250,000.00	449	99,809,101	17.36	222,292	8.071	356.34	619	79.9
250,000.01 - 300,000.00	233	63,856,197	11.11	274,061	7.874	356.83	622	80.3
300,000.01 - 350,000.00	163	52,892,692	9.20	324,495	7.867	355.52	619	80.2
350,000.01 - 400,000.00	126	46,926,525	8.16	372,433	7.844	356.58	626	80.5
400,000.01 - 450,000.00	76	32,091,629	5.58	422,258	7.602	356.23	627	82.0
450,000.01 - 500,000.00	47	22,421,228	3.90	477,047	7.706	359.21	625	80.9
500,000.01 - 550,000.00	37	19,381,692	3.37	523,830	7.574	356.10	643	83.0
550,000.01 - 600,000.00	11	6,359,694	1.11	578,154	7.962	356.17	628	82.5
600,000.01 - 650,000.00	16	10,005,913	1.74	625,370	7.914	356.93	618	85.0
650,000.01 - 700,000.00	2	1,329,191	0.23	664,595	6.636	356.50	594	78.2
700,000.01 - 750,000.00	3	2,166,679	0.38	722,226	7.590	357.00	653	77.6
800,000.01 - 850,000.00	2	1,655,865	0.29	827,933	7.251	356.97	660	77.0
> 900,000.00	1	944,729	0.16	944,729	8.000	359.00	620	67.5
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans in the Mortgage Pool

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Alabama	17	$2,052,707	0.36%	$120,747	8.606%	347.06	609	81.5%
Alaska	3	584,692	0.10	194,897	8.632	355.68	639	94.7
Arizona	188	37,441,482	6.51	199,157	8.020	356.94	625	80.2
Arkansas	15	1,887,055	0.33	125,804	9.065	356.00	607	85.4
California	455	149,240,823	25.96	328,002	7.631	356.55	625	77.8
Colorado	42	8,322,968	1.45	198,166	8.343	356.78	632	83.5
Connecticut	44	9,603,763	1.67	218,267	7.820	354.90	612	78.2
Delaware	15	2,670,697	0.46	178,046	8.062	357.73	619	80.5
District of Columbia	5	1,307,369	0.23	261,474	7.746	357.97	658	75.3
Florida	329	67,361,260	11.72	204,745	8.114	357.11	617	79.4
Georgia	65	9,931,891	1.73	152,798	8.728	349.99	613	85.1
Hawaii	30	9,380,151	1.63	312,672	8.203	348.28	636	79.5
Idaho	17	3,559,616	0.62	209,389	7.980	357.19	621	81.9
Illinois	94	16,133,418	2.81	171,632	8.533	357.76	608	80.3
Indiana	29	3,256,700	0.57	112,300	9.203	357.72	614	83.1
Iowa	14	2,107,654	0.37	150,547	9.115	346.90	623	85.9
Kansas	4	345,842	0.06	86,460	9.547	356.25	595	81.6
Kentucky	30	3,540,824	0.62	118,027	8.545	352.98	626	84.3
Louisiana	28	4,294,102	0.75	153,361	8.303	344.75	616	81.9
Maine	6	976,597	0.17	162,766	8.186	356.38	609	83.1
Maryland	105	24,987,945	4.35	237,980	7.699	354.20	612	77.3
Massachusetts	17	3,891,384	0.68	228,905	7.613	352.54	613	77.6
Michigan	38	4,408,270	0.77	116,007	9.248	353.25	605	83.6
Minnesota	31	6,233,223	1.08	201,072	7.832	356.82	640	78.5
Mississippi	21	2,859,289	0.50	136,157	8.791	355.03	601	85.9
Missouri	52	5,981,238	1.04	115,024	9.388	355.26	591	78.9
Montana	11	1,690,946	0.29	153,722	8.330	356.73	600	82.9
Nebraska	6	808,143	0.14	134,690	9.011	356.54	586	86.1
Nevada	101	22,923,992	3.99	226,970	7.898	356.74	623	80.5
New Hampshire	8	1,577,252	0.27	197,157	7.434	356.85	618	83.6
New Jersey	55	12,629,087	2.20	229,620	8.348	356.97	604	78.2
New Mexico	14	2,309,250	0.40	164,946	9.081	357.68	597	81.6
New York	66	16,206,227	2.82	245,549	8.279	354.49	622	72.8
North Carolina	79	12,921,692	2.25	163,566	8.788	354.34	606	83.0
North Dakota	3	410,133	0.07	136,711	8.837	357.84	619	91.6
Ohio	51	6,887,933	1.20	135,058	8.709	351.39	623	85.5
Oklahoma	31	3,278,948	0.57	105,773	9.471	345.00	591	82.1
Oregon	54	11,258,671	1.96	208,494	8.250	357.32	609	81.5
Pennsylvania	94	11,814,747	2.05	125,689	8.583	348.12	604	78.9
Rhode Island	18	4,109,925	0.71	228,329	8.015	356.33	621	79.5
South Carolina	36	5,356,098	0.93	148,780	8.818	347.41	623	84.1
Tennessee	73	10,699,993	1.86	146,575	8.936	352.37	604	85.2
Texas	229	25,781,289	4.48	112,582	9.142	341.28	607	79.7
Utah	12	2,569,239	0.45	214,103	7.626	356.77	622	77.6
Virginia	76	14,460,669	2.51	190,272	8.065	356.49	618	79.5
Washington	93	20,331,778	3.54	218,621	7.814	357.85	623	80.4
West Virginia	10	1,297,765	0.23	129,777	8.138	342.97	594	78.8
Wisconsin	23	2,854,332	0.50	124,101	8.401	357.12	613	81.5
Wyoming	4	453,304	0.08	113,326	9.152	358.93	731	92.6
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Loan-to-Value Ratios for the Mortgage Loans in the Mortgage Pool

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Less than or equal to 50.00	122	$15,524,578	2.70%	$127,251	7.870%	348.04	612	40.0%
50.01 - 55.00	55	9,687,816	1.68	176,142	7.766	351.07	595	53.4
55.01 - 60.00	89	14,724,908	2.56	165,448	7.799	352.30	595	58.3
60.01 - 65.00	135	23,628,980	4.11	175,029	8.004	350.90	587	63.4
65.01 - 70.00	230	46,499,293	8.09	202,171	7.938	354.68	596	68.7
70.01 - 75.00	276	57,013,035	9.92	206,569	8.091	355.34	597	73.9
75.01 - 80.00	841	178,743,054	31.09	212,536	7.747	355.88	638	79.7
80.01 - 85.00	331	68,207,382	11.86	206,065	8.304	354.71	602	84.3
85.01 - 90.00	451	92,481,887	16.08	205,060	8.559	355.94	616	89.6
90.01 - 95.00	226	48,682,472	8.47	215,409	8.779	354.59	634	94.7
95.01 - 100.00	85	19,798,966	3.44	232,929	8.653	354.84	652	99.7
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Combined Loan-to-Value Ratios for the Mortgage Loans in the Mortgage Pool

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Less than or equal to 50.00	121	$15,449,639	2.69%	$127,683	7.874%	347.99	612	40.0%
50.01 - 55.00	55	9,687,816	1.68	176,142	7.766	351.07	595	53.4
55.01 - 60.00	90	14,799,847	2.57	164,443	7.795	352.33	595	58.2
60.01 - 65.00	133	23,145,209	4.03	174,024	8.017	350.78	586	63.4
65.01 - 70.00	227	45,996,224	8.00	202,627	7.944	354.65	595	68.7
70.01 - 75.00	257	53,356,287	9.28	207,612	8.108	355.25	594	73.9
75.01 - 80.00	433	82,184,323	14.29	189,802	8.288	354.67	603	79.3
80.01 - 85.00	318	66,329,604	11.54	208,584	8.263	354.66	602	84.2
85.01 - 90.00	452	93,929,065	16.34	207,808	8.523	355.93	617	89.1
90.01 - 95.00	294	62,143,247	10.81	211,372	8.663	355.07	634	91.9
95.01 - 100.00	461	107,971,112	18.78	234,211	7.495	356.56	667	83.5
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Current Mortgage Rates for the Mortgage Loans in the Mortgage Pool

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
4.001 - 4.500	2	$829,732	0.14%	$414,866	4.375%	355.00	700	80.0%
4.501 - 5.000	1	356,979	0.06	356,979	4.875	355.00	712	80.0
5.001 - 5.500	4	1,479,655	0.26	369,914	5.490	357.55	683	77.2
5.501 - 6.000	29	7,737,847	1.35	266,822	5.837	355.67	683	78.7
6.001 - 6.500	86	23,177,151	4.03	269,502	6.340	355.18	677	73.5
6.501 - 7.000	269	64,954,965	11.30	241,468	6.855	355.21	653	75.5
7.001 - 7.500	364	90,782,926	15.79	249,404	7.320	355.20	632	77.4
7.501 - 8.000	533	117,057,466	20.36	219,620	7.808	354.62	621	78.8
8.001 - 8.500	390	78,253,456	13.61	200,650	8.313	354.77	612	80.7
8.501 - 9.000	410	78,837,781	13.71	192,287	8.794	355.40	601	82.5
9.001 - 9.500	243	40,007,363	6.96	164,639	9.285	355.11	589	82.4
9.501 - 10.000	256	39,966,271	6.95	156,118	9.778	354.03	584	84.0
10.001 - 10.500	104	13,968,727	2.43	134,315	10.267	351.27	577	83.4
10.501 - 11.000	81	9,886,303	1.72	122,053	10.756	354.05	577	83.9
11.001 - 11.500	42	5,101,353	0.89	121,461	11.253	354.53	563	79.9
11.501 - 12.000	24	2,377,520	0.41	99,063	11.736	357.89	563	84.9
12.001 - 12.500	2	181,878	0.03	90,939	12.160	357.60	600	92.1
12.501 - 13.000	1	35,000	0.01	35,000	13.000	360.00	567	64.8
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Types of Mortgaged Properties for the Mortgage Loans in the Mortgage Pool

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Single Family Residence (detached)	2202	$432,654,839	75.25%	$196,483	8.142%	354.67	615	79.5%
Planned Unit Development (detached)	376	86,846,548	15.10	230,975	8.083	355.46	626	80.8
Condominium	140	27,166,076	4.72	194,043	8.195	355.40	624	80.4
Two Family Home	75	16,835,643	2.93	224,475	7.876	356.55	644	75.6
Three Family Home	16	4,917,298	0.86	307,331	8.251	357.72	628	80.7
Four Family	9	2,389,488	0.42	265,499	7.862	351.47	655	71.9
Townhouse	9	1,374,835	0.24	152,759	8.291	350.67	598	80.0
Condominium High-Rise	7	1,206,691	0.21	172,384	8.489	347.31	618	74.0
Row House	2	655,294	0.11	327,647	6.881	358.35	701	76.5
Single Family Residence (attached)	3	481,987	0.08	160,662	9.146	356.03	583	88.4
Planned Unit Development (attached)	2	463,673	0.08	231,836	7.794	353.73	555	76.4
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Loan Purposes for the Mortgage Loans in the Mortgage Pool

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Refinance – Cash Out	1836	$382,486,238	66.52%	$208,326	8.161%	354.11	607	77.6%
Purchase	741	142,558,927	24.79	192,387	8.099	357.30	648	84.6
Refinance – No Cash	264	49,947,207	8.69	189,194	7.952	353.77	619	80.3
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Occupancy Types for the Mortgage Loans in the Mortgage Pool(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Owner Occupied	2592	$538,578,764	93.67%	$207,785	8.096%	354.82	616	79.7%
Investor Property	230	33,419,779	5.81	145,303	8.597	355.43	655	78.8
Second Home	19	2,993,829	0.52	157,570	8.469	357.11	636	75.1
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%
____________
(1)	Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

Remaining Terms to Stated Maturity for the Mortgage Loans in the Mortgage Pool

Range of Remaining Terms (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	$Weighted Average Loan-to-Value Ratio
1 - 120	5	$307,489	0.05%	$61,498	8.196%	118.09	671	41.1%
121 - 180	41	4,161,761	0.72	101,506	8.227	176.86	622	71.5
181 - 300	39	4,574,595	0.80	117,297	8.229	239.49	611	76.2
301 - 360	2749	564,142,633	98.11	205,217	8.127	356.86	618	79.7
360	7	1,805,893	0.31	257,985	7.620	475.13	608	77.9
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Loan Documentation Type for the Mortgage Loans in the Mortgage Pool

Loan Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1869	$356,951,942	62.08%	$190,986	8.046%	355.31	611	80.3%
Stated Income	845	182,854,826	31.80	216,396	8.456	354.47	623	78.3
Reduced Documentation	63	19,673,323	3.42	312,275	6.695	353.87	705	80.1
Stated Income/Stated Asset	48	11,667,028	2.03	243,063	8.372	349.54	612	76.5
Full / Alternative	12	3,040,339	0.53	253,362	6.231	353.90	680	80.0
No Ratio	4	804,913	0.14	201,228	8.332	353.64	679	87.6
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Credit Bureau Risk Scores(1) for the Mortgage Loans in the Mortgage Pool

Range of Credit Bureau Risk Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
801 - 820	3	$353,468	0.06%	$117,823	6.747%	323.80	809	76.2%
781 - 800	10	3,063,613	0.53	306,361	7.051	343.11	792	83.0
761 - 780	21	5,011,159	0.87	238,627	7.247	354.45	769	83.6
741 - 760	27	6,319,991	1.10	234,074	7.073	355.90	751	82.1
721 - 740	46	10,062,589	1.75	218,752	7.179	353.80	730	80.1
701 - 720	59	12,903,710	2.24	218,707	7.327	354.89	710	83.0
681 - 700	124	29,012,023	5.05	233,968	7.325	356.09	689	80.0
661 - 680	230	48,179,252	8.38	209,475	7.618	354.36	669	81.1
641 - 660	361	81,454,635	14.17	225,636	7.675	354.99	650	82.3
621 - 640	358	72,085,058	12.54	201,355	7.962	353.86	630	81.0
601 - 620	400	81,632,809	14.20	204,082	8.178	356.01	611	80.6
581 - 600	376	74,187,962	12.90	197,308	8.485	355.47	590	79.9
561 - 580	359	67,081,189	11.67	186,856	8.569	354.14	570	76.9
541 - 560	248	44,729,784	7.78	180,362	8.723	355.45	551	75.0
521 - 540	183	31,528,481	5.48	172,287	9.205	354.25	531	74.5
501 - 520	36	7,386,647	1.28	205,185	9.545	356.01	511	71.8
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%
____________
(1)
The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

Credit Grade Categories for the Mortgage Loans in the Mortgage Pool

Credit Grade Category	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
A-	112	$22,827,663	3.97%	$203,818	8.600%	352.15	582	76.4%
B	151	29,958,094	5.21	198,398	8.555	354.66	578	73.1
C	57	10,331,365	1.80	181,252	9.187	353.30	561	72.0
C-	3	611,794	0.11	203,931	10.247	358.21	543	71.0
D	1	164,500	0.03	164,500	9.750	357.00	541	63.3
PP	2177	440,078,199	76.54	202,149	8.010	354.88	628	80.7
PR	340	71,020,757	12.35	208,885	8.349	355.93	595	77.5
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%

Original Prepayment Penalty Period for the Mortgage Loans in the Mortgage Pool

Original Prepayment Penalty Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	587	$101,815,825	17.71%	$173,451	8.532%	352.45	610	78.9%
12	122	31,051,282	5.40	254,519	8.091	357.75	627	76.3
24	1188	266,576,509	46.36	224,391	8.006	356.84	617	80.8
30	8	1,382,980	0.24	172,872	9.571	357.06	613	83.1
36	936	174,165,777	30.29	186,075	8.072	352.73	624	78.7
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%
Range of Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans in the Mortgage Pool

Range of Months to Next Adjustment Date	Weighted Average Months to Next Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0 - 6	3	1	$179,684	0.04%	$179,684	8.700%	357.00	648	80.0%
7 - 12	10	1	62,709	0.02	62,709	7.650	358.00	705	80.0
13 - 18	17	203	52,965,049	12.84	260,912	7.909	353.43	636	84.4
19 - 24	21	1362	294,583,571	71.42	216,287	8.134	357.82	614	80.1
25 - 31	29	35	8,804,618	2.13	251,561	8.096	357.66	600	86.9
32 - 37	34	195	43,023,975	10.43	220,636	7.788	357.67	612	75.9
Greater than or equal to 38	57	51	12,866,746	3.12	252,289	7.488	357.25	657	79.5
Total/Avg./Wtd. Avg.		1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%

Gross Margins for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.001 - 2.000	1	$249,838	0.06%	$249,838	7.360%	356.00	561	56.2%
2.001 - 3.000	13	3,896,570	0.94	299,736	6.062	355.10	683	77.6
3.001 - 4.000	40	9,011,760	2.18	225,294	6.590	358.18	631	66.1
4.001 - 5.000	194	49,591,801	12.02	255,628	6.955	356.58	655	74.9
5.001 - 6.000	474	112,423,400	27.26	237,180	7.591	357.99	627	78.6
6.001 - 7.000	769	175,425,505	42.53	228,122	8.353	356.83	605	82.1
7.001 - 8.000	321	56,953,928	13.81	177,427	9.121	357.52	600	85.0
8.001 - 9.000	30	3,895,541	0.94	129,851	10.378	356.35	588	89.1
9.001 - 10.000	6	1,038,010	0.25	173,002	10.864	358.08	594	88.3
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
____________
(1)	The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.174%.

Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
9.001 - 10.000	1	$443,016	0.11%	$443,016	4.375%	355.00	732	80.0%
10.001 - 10.500	1	386,716	0.09	386,716	4.375	355.00	663	80.0
10.501 - 11.000	1	356,979	0.09	356,979	4.875	355.00	712	80.0
11.001 - 11.500	5	1,691,655	0.41	338,331	5.742	357.73	681	79.2
11.501 - 12.000	30	7,975,524	1.93	265,851	5.961	356.82	680	79.3
12.001 - 12.500	71	19,680,404	4.77	277,189	6.329	356.36	675	74.7
12.501 - 13.000	188	48,401,919	11.73	257,457	6.845	357.66	658	77.2
13.001 - 13.500	227	60,508,184	14.67	266,556	7.288	357.51	627	78.6
13.501 - 14.000	334	78,351,803	19.00	234,586	7.803	357.68	617	79.8
14.001 - 14.500	249	54,055,382	13.10	217,090	8.281	357.18	608	80.6
14.501 - 15.000	282	60,152,261	14.58	213,306	8.741	356.79	600	83.1
15.001 - 15.500	157	29,030,053	7.04	184,905	9.187	356.75	591	83.0
15.501 - 16.000	162	29,316,473	7.11	180,966	9.596	357.37	585	84.8
16.001 - 16.500	55	9,364,605	2.27	170,266	9.961	356.67	572	82.4
16.501 - 17.000	54	7,956,279	1.93	147,338	10.252	356.06	574	83.0
17.001 - 17.500	21	3,431,055	0.83	163,384	10.786	357.08	559	81.0
17.501 - 18.000	7	833,030	0.20	119,004	10.964	357.03	561	81.2
18.001 - 18.500	2	375,678	0.09	187,839	11.466	357.38	511	67.8
18.501 - 19.000	1	175,336	0.04	175,336	11.690	357.00	583	90.0
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
____________
(1)	The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 14.103% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	4	$686,884	0.17%	$171,721	8.819%	357.56	640	85.8%
1.500	24	6,940,079	1.68	289,170	8.124	357.16	615	82.5
2.000	237	55,095,699	13.36	232,471	7.683	355.52	631	79.6
3.000	1575	347,415,252	84.22	220,581	8.117	357.50	615	80.4
5.000	2	245,982	0.06	122,991	8.080	354.03	586	81.3
5.574	1	443,016	0.11	443,016	4.375	355.00	732	80.0
6.000	5	1,659,440	0.40	331,888	6.078	355.83	660	80.0
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
____________
(1)	The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 2.854%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
1.000	1763	$395,186,105	95.81%	$224,155	8.019%	357.25	618	80.3%
1.500	24	6,940,079	1.68	289,170	8.124	357.16	615	82.5
2.000	61	10,360,169	2.51	169,839	9.107	355.99	590	80.3
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
____________
(1)	The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.034%.

Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
2.001 - 3.000	10	$3,277,748	0.79%	$327,775	5.817%	354.67	693	80.0%
3.001 - 4.000	4	1,207,513	0.29	301,878	5.826	358.22	671	75.9
4.001 - 5.000	15	3,686,676	0.89	245,778	6.993	357.85	627	74.8
5.001 - 6.000	108	25,173,557	6.10	233,088	7.168	357.09	646	78.4
6.001 - 7.000	386	93,385,886	22.64	241,932	7.302	357.17	644	78.5
7.001 - 8.000	601	141,387,317	34.28	235,253	7.820	357.65	617	79.6
8.001 - 9.000	451	95,512,139	23.16	211,779	8.628	357.01	602	82.2
9.001 - 10.000	221	40,743,150	9.88	184,358	9.572	356.75	579	84.6
10.000 or greater	52	8,112,365	1.97	156,007	10.553	356.06	558	82.2
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
____________
(1)	The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.661% per annum.

Next Adjustment Date for the Adjustable Rate Mortgage Loans in the Mortgage Pool(1)

Next Adjustment Date (Month-Year)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
September 2007	1	$179,684	0.04%	$179,684	8.700%	357.00	648	80.0%
April 2008	1	62,709	0.02	62,709	7.650	358.00	705	80.0
August 2008	2	552,845	0.13	276,422	9.094	350.41	538	75.0
September 2008	1	343,542	0.08	343,542	9.875	351.00	583	100.0
October 2008	8	1,725,656	0.42	215,707	8.885	352.00	580	78.8
November 2008	99	24,190,322	5.86	244,347	8.550	353.01	608	89.0
December 2008	93	26,152,685	6.34	281,212	7.201	354.00	667	80.5
January 2009	104	27,621,556	6.70	265,592	7.820	360.39	617	73.9
February 2009	252	57,013,153	13.82	226,243	8.286	356.01	608	81.1
March 2009	316	67,899,377	16.46	214,871	8.246	357.12	612	81.4
April 2009	486	100,024,215	24.25	205,811	7.985	358.13	618	80.4
May 2009	203	41,909,670	10.16	206,452	8.300	359.00	613	80.2
June 2009	1	115,600	0.03	115,600	9.500	360.00	566	85.0
September 2009	4	1,320,022	0.32	330,006	8.587	351.00	594	87.3
November 2009	20	5,217,746	1.26	260,887	8.122	353.00	602	92.0
December 2009	3	402,140	0.10	134,047	8.685	354.00	560	78.8
January 2010	8	1,864,711	0.45	233,089	7.546	376.20	609	73.9
February 2010	28	5,535,776	1.34	197,706	7.849	356.00	631	82.1
March 2010	54	11,970,315	2.90	221,672	8.059	357.02	610	79.1
April 2010	79	18,083,972	4.38	228,911	7.489	358.06	608	71.1
May 2010	34	7,433,912	1.80	218,644	8.030	359.00	610	77.9
November 2011	1	119,836	0.03	119,836	9.375	353.00	522	82.8
January 2012	4	925,886	0.22	231,472	7.560	355.00	637	75.3
February 2012	8	1,820,080	0.44	227,510	8.038	356.00	633	80.8
March 2012	13	3,762,680	0.91	289,437	7.313	357.10	666	75.2
April 2012	23	5,596,815	1.36	243,340	7.377	358.01	663	82.2
May 2012	2	641,448	0.16	320,724	7.461	359.00	672	82.4
Total/Avg./Wtd. Avg.	1848	$412,486,352	100.00%	$223,207	8.048%	357.22	617	80.4%
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(1)	The weighted average Next Adjustment Date for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date is May 2009.

Original Interest Only Period for the Mortgage Loans in the Mortgage Pool

Original Interest Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio
0	2441	$463,067,727	80.53%	$189,704	8.325%	354.56	608	79.1%
60	370	102,346,208	17.80	276,611	7.389	356.20	658	81.9
84	1	202,700	0.04	202,700	8.550	355.00	620	80.0
120	29	9,375,736	1.63	323,301	6.447	355.64	684	80.5
Total/Avg./Wtd. Avg.	2841	$574,992,372	100.00%	$202,391	8.127%	354.87	618	79.6%